UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

XINDA DBA

TRIBAL RIDES INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-56366	37-1758469
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

530 Technology Drive, Suite 100, Irvine, CA 92618

(Address of principal executive offices, including zip code)

949-880-0900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On February 6, 2025, Tribal Rides International Corp. (the “Company”) entered into a Share Exchange Agreement with Singta Industries Inc. (the “Singta Agreement”), under which the Company agreed to acquire 100% of Singta in exchange for 400,000,000 newly issued restricted shares of the Company’s common stock.

Certain conditions to closing were never satisfied, and the transaction was not consummated. On August 25, 2025, the Board of Directors formally determined to terminate the Singta Agreement. Although the termination became effective in August, the Company had not previously reported the termination. The delay in reporting was due to changes in management, auditor transitions, and ongoing evaluations of strategic alternatives following the Company’s change of control earlier in 2025. The Company is now providing this disclosure to ensure its filings fully reflect the status of its agreements.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2025, the Company completed the acquisition of all of the membership interests of Supa Food Services LLC (“Supa”), a privately held Nevada limited liability company. In consideration, the Company issued 250,000,000 shares of its common stock to the members of Supa. As a result of the acquisition, Supa became a wholly owned subsidiary of the Company.

Although the closing occurred on June 30, 2025, the Company is filing this Current Report on Form 8-K as of August 28, 2025, promptly following the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, in order to provide investors with full and current information regarding the acquisition. The delay in reporting was due to management changes and the need to finalize supporting documentation and audit confirmations related to the acquisition.

The Membership Interest Purchase Agreement relating to the Supa acquisition is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The issuance of the 250,000,000 shares of common stock to the Supa members was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder, as the transaction did not involve a public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The financial statements of Supa Food Services LLC will be filed by amendment to this Form 8-K within the time period permitted by Item 9.01(a)(4) of Form 8-K.

(b) Pro Forma Financial Information.

The required pro forma financial information will be filed by amendment to this Form 8-K within the time period permitted by Item 9.01(b)(2) of Form 8-K.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description

16.1	Membership Interest Purchase Agreement dated June 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribal Rides International Corp.

Date: September 2, 2025	By:	/s/ Adam Clode
Adam Clode, Chief Executive Officer

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